Exhibit 99.1

Thoma Bravo Completes Acquisition of QAD

SAN FRANCISCO and SANTA BARBARA, Calif. – November 5, 2021 – Thoma Bravo, a leading software investment firm, and QAD Inc., a leading provider of next-generation manufacturing and supply chain solutions in the cloud, today announced the completion of Thoma Bravo’s acquisition of QAD for approximately $2 billion in cash. The transaction was previously announced on June 28, 2021, and approved by QAD’s stockholders at the Special Meeting of Stockholders held on November 2, 2021.

Subject to the terms of the definitive merger agreement, QAD stockholders will receive $87.50 per share of Class A Common Stock or Class B Common Stock. QAD’s common stock has ceased trading and will be delisted from the Nasdaq stock market.

“The closing of this transaction is an important milestone in QAD’s history, and we are excited to begin the next phase of our company’s evolution,” said Anton Chilton, QAD Chief Executive Officer. “I am very proud of what QAD has achieved since its founding and the momentum we’ve built over the last few years. Now, with Thoma Bravo’s expertise, resources and support, we are well-positioned to build on that momentum, further expand our reach and enhance our value proposition for our customers.”

“This is an outstanding opportunity to work with Anton and the talented QAD team to build on the Company’s strong foundation and take the business to the next level,” said Scott Crabill, a Managing Partner at Thoma Bravo. “Through this partnership, we are committed to investing in QAD’s continued growth, advancing the Company’s vision and driving sustainable value for all stakeholders.”

Peter Stefanski, a Principal at Thoma Bravo, added, “The rate of change that global manufacturers are currently facing has never been higher. As new partners to QAD, Thoma Bravo is committed to support the Company in its mission to enable its customers to rapidly adapt to disruption and to effectively innovate for competitive advantage.”

Morgan Stanley & Co. LLC served as financial advisor to QAD’s Special Committee, and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as the Special Committee’s legal counsel. Manatt, Phelps & Phillips, LLP served as legal counsel to QAD. Moelis & Company LLC served as financial advisor and Paul Hastings LLP served as legal counsel to Pamela Lopker.

Barclays served as financial advisor and Kirkland & Ellis LLP is serving as legal counsel to Thoma Bravo.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $83 billion in assets under management as of June 30, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm's deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20-plus years, the firm has acquired more than 325 software and technology companies representing over $100 billion of value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

About QAD – Enabling the Adaptive Manufacturing Enterprise

QAD Inc. is a leading provider of next generation manufacturing and supply chain solutions in the cloud. Global manufacturers face ever-increasing disruption caused by technology-driven innovation and changing consumer preferences. In order to survive and thrive, manufacturers must be able to innovate and change business models at unprecedented rates of speed. QAD calls these companies Adaptive Manufacturing Enterprises. QAD solutions help customers in the automotive, life sciences, consumer products, food and beverage, high tech and industrial manufacturing industries rapidly adapt to change and innovate for competitive advantage.

Founded in 1979 and headquartered in Santa Barbara, California, QAD has 30 offices globally. Over 2,000 manufacturing companies have deployed QAD solutions including enterprise resource planning (ERP), demand and supply chain planning (DSCP), global trade and transportation execution (GTTE) and quality management system (QMS) to become an Adaptive Manufacturing Enterprise. To learn more, visit www.qad.com or call +1 805-566-6100. Find us on Twitter, LinkedIn, Facebook, Instagram and Pinterest.

“QAD” is a registered trademark of QAD Inc. All other products or company names herein may be trademarks of their respective owners.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) risks related to diverting management’s attention from the Company’s ongoing business operations; (ii) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (iii) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third-party hosting and other service providers, and exposure to liability and loss from security breaches; (iv) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (v) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (vi) risks related to the protection of the Company’s intellectual property; (vii) changes in the Company’s dependence on third-party suppliers and other third-party relationships, including sales, services and marketing channels; (viii) changes in the Company’s revenue, earnings, operating expenses and margins; (ix) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (x) the Company’s ability to leverage changes in technology; (xi) risks related to defects in the Company’s software products and services; (xii) changes in third-party opinions about the Company; (xiii) changes in competition in the Company’s industry; (xiv) delays in sales; (xv) timely and effective integration of newly acquired businesses; (xvi) changes in economic conditions in the Company’s vertical markets and worldwide; (xvii) fluctuations in exchange rates; and (xviii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

QAD Inc. Contacts:

Evan Quinn

Analyst Relations

617-869-7335

industryanalyst@qad.com

or

Jed Repko / Andrew Siegel / Katie Villany

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Thoma Bravo Contacts:

Megan Frank

212-731-4778

mfrank@thomabravo.com

or

Andrew Johnson

Finsbury Glover Hering

914-497-5138

andrew.johnson@fgh.com